Putnam
New York
Tax Exempt
Money Market Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Shareholder:

The Federal Reserve Board's sharp decline in short-term interest rates during much of Putnam New York Tax Exempt Money Market Fund's fiscal year ended November 30, 2001, gave Fund Manager Joyce Dragone a full share of challenges as she worked to preserve both the fund's income stream and safety of principal. In the informative report that follows, Joyce discusses the strategies she employed in addressing the ever-changing conditions that unfolded during the period and that will continue to evolve in the months ahead.

In such an environment, the search for securities of the highest quality becomes of paramount importance. Joyce is a firm believer in strict fundamental credit analysis and, as of the period's end, 100% of the fund's assets were invested in the top tier of New York tax-exempt money market securities. With the recent reductions in short-term rates, the challenge is not over. But Joyce is confident that the portfolio is well positioned for further economic slowing and for delivering a continuing stream of tax-free income. This dedication to safety should bring comfort to shareholders as the economy works its way back to health.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Joyce E. Dragone

Amidst an environment of falling interest rates -- and by extension, falling yields -- we are endeavoring to provide shareholders with the most attractive level of steady income available. Locking in yields for as long as possible and staggering maturities over time are critical to this strategy. While new investment opportunities that meet our stringent quality standards remain limited, the issuance of bonds to help rebuild New York City after the September 11 attacks offer an attractive new source of income for our shareholders while supporting a worthy cause.

Total return for 12 months ended 11/30/01

                             NAV
-----------------------------------------------------------------------
                            2.20%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* INTEREST RATES UNDERWENT HISTORIC DECLINE

Your fund's fiscal year, which encompassed the 12 months ended November 30, 2001, proved to be one of the most challenging since its inception in 1987. The Federal Reserve Board's aggressive monetary policy, while much needed to revive the ailing U.S. economy, ultimately pushed short-term interest rates dramatically lower in a relatively short period of time. The Fed reduced the federal funds rate and the discount rate ten times from January through the end of November. Many of the moves came in half-a-percentage point decreases, which, by historical standards, are quite noteworthy and underscore the Fed's unwavering commitment to bolstering investor confidence and reassuring financial markets. Even in the aftermath of September 11, the Fed did its part to help the financial markets regain their footing. Working in tandem with other central banks, the Fed helped to restore some degree of stability by pumping billions of cash reserves into the banking system. The added liquidity helped soften the impact of the terrorists' actions upon an already fragile economy.

As a result of the Fed's actions, the municipal bond yield curve changed dramatically during the year. The curve, which had been relatively flat early in the year, became quite steep when short-term rates fell more significantly than long-term rates. Meanwhile, long-term rates have remained high due to concerns that higher government spending, Fed-induced liquidity, and resulting lower short-term interest rates could induce consumers and businesses to increase their spending and spark inflation.

* AVERAGE MATURITY EXTENDED TO LOCK IN INCOME

With interest rates dropping steadily for much of the reporting period, our efforts to preserve the fund's income stream were continually challenged. Our strategy was three pronged. First, we increased the fund's exposure to weekly variable rate demand notes (VRDNs). This means that in effect, we were able to hold on to income for a few days longer than would have been the case had we invested in daily VRDNs. Secondly, we purchased tax-free money-market-eligible securities with maturities spread over many months. This laddering of maturity dates helps limit the fund's reinvestment risk when we must return to the market to find replacement securities. Finally, we look for smaller lots of tax-exempt money market instruments with a value between one and two million, because they typically offer higher yields than larger lots of the same issuance.

All of our strategies had the intended consequence of keeping the fund's average days to maturity as long as the New York market would bear. In a declining interest-rate environment, it is prudent to increase the average days to maturity to lock in current rates. Invariably, this has meant purchasing fixed-rate instruments rather than floating-rate instruments so that we can reduce reinvestment risk. Over the course of the year, the fund's average days to maturity increased, from 33 days as of December 1, 2000 to 57 days by November 30, 2001. A relatively new holding, the New York Revenue Anticipation Notes (RANs), exemplifies our strategy. RANs are issued in anticipation of future funding other than taxes, typically federal or state aid. (While this holding, as well as others discussed in this report, were viewed favorably at the end of the period, they are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.) On November 30, the fund had 64% of its assets invested in variable rate demand notes and 36% in tax-exempt notes.

* 9/11 RECOVERY NOTES ADDED DIVERSITY AS CREDIT QUALITY REMAINED PARAMOUNT

Low issuance and high investor demand have historically characterized the New York municipal bond market -- pushing yields on New York municipal bonds well below the national average. However, in the aftermath of September 11, a new source of top quality, short-term municipal notes came to market. The Transitional Finance Authority was established to help provide funding for the rebuilding of New York City. In early October, we participated in the first issuance of recovery notes, which mature on October 2, 2002. In addition to extending the fund's average days to maturity, the addition of these notes provides valuable diversity within the portfolio, which can help soften the impact of market volatility.

Here at Putnam, we always place great emphasis on strict, fundamental credit analysis. This helps assure that the fund's holdings are of the highest quality. As of the end of the fiscal year, 64% of the portfolio was invested in Tier 1 tax-exempt money market securities. Such securities are insured or backed by a letter of credit issued by a major commercial bank or a standby purchase agreement from an insurance company. Our dedication to quality becomes critical in a slower-growth environment, when corporate or municipal prospects become less stable. For instance, many cyclical companies, whose business prospects are tied to the strength of the economy, have been downgraded by the rating agencies to the point that their commercial paper no longer carries money market eligible ratings. Likewise, states and municipalities experiencing falling tax revenues similarly face potential credit downgrades. Through our research, we hope to sidestep such situations and avoid exposing the fund to unnecessary risk.

In the aftermath of September 11, New York City is facing new economic pressures, but it is highly unlikely that debt service payments will be interrupted. As of November 30, the major rating agencies had affirmed their investment grade ratings of New York City general obligation bonds. We believe New York City will have adequate federal, state and local resources to deal with the short-term economic and financial consequences of the terrorist attack. Longer-term, we anticipate incoming Mayor Bloomberg and his administration, in cooperation with the City council, the New York congressional delegation, and the federal and state governments, will meet the challenges of rebuilding.

* FUND PREPARED FOR EVENTUAL TURNAROUND

With two consecutive quarters of declining growth, it's widely agreed that the U.S. economy is officially in a recession. However, we don't anticipate that the current recession will be long lasting or deep. At some point, as the economic data stabilizes, the discussion will turn to recovery and is likely to spark a rise in interest rates. We remain vigilant for this point in the economic cycle, knowing that an increase in interest rates will bring new opportunities for us to augment the fund's income stream.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

PERFORMANCE COMPARISONS (11/30/01)
                                Current  After-tax  After-tax
                                return 1  return 2   return 3
-----------------------------------------------------------------------
Passbook savings account         0.75%     0.41%      0.43%
-----------------------------------------------------------------------
Taxable money market account     1.86%     1.01%      1.06%
-----------------------------------------------------------------------
3-month certificate of deposit
(as of 11/28/01)                 1.87%     1.02%      1.06%
-----------------------------------------------------------------------
Putnam New York Tax Exempt
Money Market Fund (7-day yield)  1.13%     1.13%      1.13%
-----------------------------------------------------------------------
The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal values on passbook savings and on bank CDs are generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

1 Sources: FleetBoston (passbook savings), Bank Rate Monitor (3-month
  CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).

2 After-tax return assumes a combined 45.49% federal, state, and city tax rate, based on 2001 rates.

3 After-tax return assumes a combined 43.27% federal and state tax rate, based on 2001 rates.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.

PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Money Market Fund is designed for investors seeking current income exempt from state, federal and New York City personal income tax consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                                                  Lipper New York
                                                      Tax Exempt       Consumer
                                      Fund shares   Money Market          price
                                           at NAV        Average          index
-------------------------------------------------------------------------------
1 year                                      2.20%          2.37%          1.95%
-------------------------------------------------------------------------------
5 years                                    14.67          15.17          11.91
Annual average                              2.78           2.86           2.28
-------------------------------------------------------------------------------
10 years                                   29.52          30.62          28.88
Annual average                              2.62           2.71           2.57
-------------------------------------------------------------------------------
Annual average
(life of fund,
since 10/26/87)                             3.24           3.28           3.11
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current 7-day yield 1                       1.13
-------------------------------------------------------------------------------
Taxable
equivalent 2                                2.07
-------------------------------------------------------------------------------
Taxable
equivalent 3                                1.99
-------------------------------------------------------------------------------
Current 30-day yield 1                      1.21
-------------------------------------------------------------------------------
Taxable
equivalent 2                                2.22
-------------------------------------------------------------------------------
Taxable
equivalent 3                                2.13
-------------------------------------------------------------------------------
Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

1 The current 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield data more closely reflects the current earnings of the fund.

2 After-tax return assumes a combined 45.49% federal, state, and city tax rate, based on 2001 rates.

3 After-tax return assumes a combined 43.27% federal and state tax rate, based on 2001 rates.

DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/01
-------------------------------------------------------------------------------
Distributions (number)                                                    12
-------------------------------------------------------------------------------
Income                                                                $0.021722
-------------------------------------------------------------------------------
  Total                                                               $0.021722
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)
                                                                    Fund shares
                                                                         at NAV
-------------------------------------------------------------------------------
1 year                                                                    1.99%
-------------------------------------------------------------------------------
5 years                                                                  14.50
Annual average                                                            2.74
-------------------------------------------------------------------------------
10 years                                                                 29.24
Annual average                                                            2.60
-------------------------------------------------------------------------------
Annual average
(life of fund, since 10/26/87)                                            3.22
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.


COMPARATIVE BENCHMARKS

Lipper New York Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all New York tax exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Money Market Fund, including the fund's portfolio, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 1999 were audited by other auditors whose report dated January 7, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Money Market Fund as of November 30, 2001, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                   KPMG LLP

Boston, Massachusetts
January 2, 2002



THE FUND'S PORTFOLIO
November 30, 2001

KEY TO ABBREVIATIONS

FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
LOC                 -- Letter of Credit
RAN                 -- Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Note


MUNICIPAL BONDS AND NOTES (99.1%) (a)
PRINCIPAL AMOUNT                                                                     RATING (RAT)             VALUE
New York (98.6%)
-------------------------------------------------------------------------------------------------------------------
         $1,800,000 Babylon Indl. Dev. Agcy. VRDN
                    (Ogden Martin), FSA, 1 1/4s, 1/1/19
                    (Chase Manhattan Bank (LOC))                                          A-1+       $    1,800,000
          2,200,000 Buffalo, G.O. Bonds, Ser. A, FGIC,
                    4s, 2/1/02                                                            Aaa             2,202,587
          1,800,000 Dutchess Cnty., Indl. Dev. Agency
                    Civic Fac. VRDN (Marist College),
                    Ser. A, 1.4s, 7/1/28 (Bank of
                    New York (LOC))                                                       A-1+            1,800,000
          1,000,000 Glen Falls Indl. Dev. Agcy. VRDN
                    (Broad St. Ctr.), 1.4s, 8/1/05
                    (Suntrust Bank Central
                    Florida (LOC))                                                        VMIG1           1,000,000
          1,500,000 Long Island, Pwr. Auth. VRDN,
                    Ser. 2, 1.5s, 5/1/33 (Bayerische
                    Landesbank (LOC))                                                     VMIG1           1,500,000
            250,000 Metropolitan Trans. Auth. Rev. Bonds,
                    Ser. A, FGIC, 4 1/2s, 4/1/02                                          AAA               251,905
          1,300,000 NY City, Cts. Fac. Lease VRDN
                    (Jay Street Dev. Corp.), Ser. A-1,
                    1.2s, 5/1/22                                                          VMIG1           1,300,000
          2,000,000 NY City, City Transitional Fin. Auth.
                    Rev. Bonds (NY City Recvy.), Ser. A,
                    3 1/4s, 10/2/02                                                       MIG1            2,018,377
            220,000 NY City, G.O. Bonds, Ser. H, 7.2s,
                    2/1/15 (PRE)                                                          Aaa               224,794
          1,700,000 NY City, Hlth. & Hosp. Corp. VRDN,
                    Ser. A, 1.2s, 2/15/26 (Morgan
                    Guaranty Trust (LOC))                                                 VMIG1           1,700,000
          1,800,000 NY City, Hsg. Dev. Corp. Mtg. VRDN
                    (Multi-Fam. James Twr.), Ser. A, 1.3s,
                    7/1/05 (Citibank NA (LOC))                                            A-1+            1,800,000
          1,600,000 NY City, Indl. Dev. Agcy. Civic Fac.
                    VRDN (Church Heavenly Rest Day),
                    1.4s, 7/1/21 (Bank of
                    New York (LOC))                                                       VMIG1           1,600,000
          1,500,000 NY City, Indl. Dev. Agcy. VRDN (Stroheim
                    & Romann), 1.4s, 12/1/15
                    (Westdeutsche Landesbank
                    Girozentrale (LOC))                                                   A-1+            1,500,000
                    NY City, Muni. Assistance Corp. Rev. Bonds
            980,000 Ser. M, 5s, 7/1/02                                                    Aa1               993,764
            275,000 Ser. N, 5s, 7/1/02                                                    AA+               278,737
            100,000 Ser. E, 4.7s, 7/1/02                                                  AA+               101,216
            300,000 NY City, Muni. Wtr. & Swr. Fin. Auth.
                    Rev. Bonds, Ser. B, 6 3/8s,
                    6/15/22 (PRE)                                                         AAA               308,829
          2,000,000 NY City, RAN, 3s, 4/12/02                                             MIG1            2,007,233
                    NY State Dorm. Auth. Rev. Bonds
            300,000 (St. John's U.), Ser. A, 6 3/4s,
                    5/15/21 (PRE)                                                         AA-               310,889
            200,000 (Columbia U.), 5 1/4s, 7/1/02                                         Aaa               202,883
          1,050,000 (Columbia U.), Ser. A, 4s, 7/1/02                                     Aaa             1,058,819
                    NY State Dorm. Auth. VRDN
          1,700,000 (NY Pub. Library), Ser. B, 1.2s, 7/1/28
                    (First Union Bank (LOC))                                              VMIG1           1,700,000
          1,000,000 (Oxford U. Press Inc.), 1.5s, 7/1/23
                    (Landesbank Hessen Thuringen (LOC))                                   VMIG1           1,000,000
          1,500,000 NY State Hsg. Fin. Agcy. VRDN
                    (Special Surgery Hosp. Staff),
                    Ser. A, 1.2s, 11/1/10 (Chase Manhattan
                    Bank (LOC))                                                           VMIG1           1,500,000
          2,400,000 NY State Local Govt. Assistance Corp.
                    VRDN, Ser. A, 1.2s, 4/1/22 (Bayerische
                    Landesbank (LOC))                                                     A-1+            2,400,000
            150,000 NY State Local Govt. Assistance Corp.
                    Rev. Bonds, Ser. B, 6s, 4/1/18 (PRE)                                  AA-               154,557
                    NY State Pwr. Auth. Rev. Bonds
          1,800,000 Ser. AA, 6 1/4s, 1/1/23 (PRE)                                         AAA             1,840,814
          1,250,000 Ser. A, 5s, 2/15/02                                                   Aa2             1,255,228
                    NY State Thruway Auth. Rev. Bonds
            140,000 (Construction and Reconstruction),
                    Ser. A, FSA, 6s, 3/1/02                                               Aaa               141,003
            700,000 Ser. B, FGIC, 5 3/8s, 4/1/02                                          Aaa               705,505
            500,000 NY State Urban Dev. Corp. Rev. Bonds,
                    4 1/2s, 7/1/02                                                        Aaa               505,550
          2,000,000 Suffolk Cnty., Indl. Dev. Agcy. VRDN
                    (Target Rock Corp.), 1.55s, 2/1/07
                    (Bank of Nova Scotia (LOC))                                           A-1+/P          2,000,000
          1,800,000 Triborough, Bridge & Tunnel Auth. Rev.
                    Bonds, VRDN, Ser. A, 2 3/4s, 1/1/31                                   VMIG1           1,800,000
          1,700,000 Westchester Cnty., Indl Dev. Agcy.
                    Civic Fac. VRDN (Boys & Girl Club),
                    1.4s, 2/1/24 (Bank of New York (LOC))                                 VMIG3           1,700,000
                                                                                                      -------------
                                                                                                         40,662,690

Puerto Rico (0.5%)
-------------------------------------------------------------------------------------------------------------------
         $  200,000 Cmnwlth. of PR, Hwy. & Trans. Auth.

                    Rev. Bonds (Refunded Balance),
                    Ser. T, 6 5/8s, 7/1/18 (PRE)                                          Aaa        $      207,372
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $40,870,062) (b)                                         $   40,870,062
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $41,242,970.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      MIG3/VMIG3 = Acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is the same.

(PRE) These securities are prerefunded with callable dates within a year.

      The rates shown on VRDN's are the current interest rates shown at November 30, 2001 which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at November 30, 2001 (as a percentage of net assets)
      (unaudited):

         Education    14.7%
         Utilities    11.9

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                           $40,870,062
-------------------------------------------------------------------------------------------
Cash                                                                                429,946
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      213,066
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               31,708
-------------------------------------------------------------------------------------------
Total assets                                                                     41,544,782

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                28,401
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          194,559
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         45,887
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           17,536
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         7,928
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            813
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                6,688
-------------------------------------------------------------------------------------------
Total liabilities                                                                   301,812
-------------------------------------------------------------------------------------------
Net assets                                                                      $41,242,970

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                        $41,242,970
-------------------------------------------------------------------------------------------
Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($41,242,970 divided by 41,242,970 shares)                                            $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2001

Tax exempt interest income                                                       $1,099,170
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    174,735
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       75,711
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     6,600
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,663
-------------------------------------------------------------------------------------------
Auditing                                                                             25,803
-------------------------------------------------------------------------------------------
Other                                                                                22,922
-------------------------------------------------------------------------------------------
Total expenses                                                                      310,434
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (39,722)
-------------------------------------------------------------------------------------------
Net expenses                                                                        270,712
-------------------------------------------------------------------------------------------
Net investment income                                                               828,458
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $  828,458
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended November 30
                                                                        ----------------------
                                                                        2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $   828,458      $ 1,388,135
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      828,458        1,388,135
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                               (828,458)      (1,388,135)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            1,965,313       (1,773,706)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 1,965,313       (1,773,706)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      39,277,657       41,051,363
--------------------------------------------------------------------------------------------------
End of year                                                           $41,242,970      $39,277,657
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------

Per-share
operating performance                                 Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                  .0217        .0329        .0251        .0288        .0287
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  .0217        .0329        .0251        .0288        .0287
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                     (.0217)      (.0329)      (.0251)      (.0288)      (.0287)
-----------------------------------------------------------------------------------------------------
Total distributions                   (.0217)      (.0329)      (.0251)      (.0288)      (.0287)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%) (a)                 2.20         3.34         2.55         2.91         2.91
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $41,243      $39,278      $41,051      $38,986      $44,101
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)               .80          .76          .77          .79          .83
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.14         3.43         2.60         2.88         2.92
-----------------------------------------------------------------------------------------------------

  (a) Total return assumes dividend reinvestments.

  (b) Includes amounts paid through expense offset arrangements. (Note 2)



NOTES TO FINANCIAL STATEMENTS
November 30, 2001

Note 1
Significant accounting policies

Putnam New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal, New York State and New York City personal income taxes as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, LLC, believes is consistent with the maintenance of liquidity and stability of principal. The fund invests primarily in a nondiversified portfolio of short-term New York tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2001, the fund's expenses were reduced by $39,722 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $295 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

For the year ended November 30, 2001, Putnam Retail Management, a wholly owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Retail Management received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2001, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $86,599,513 and $83,685,000, respectively.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                                    Year ended November 30
---------------------------------------------------------------------------
                                                  2001                2000
---------------------------------------------------------------------------
Shares sold                                 45,928,990          47,297,346
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  862,434           1,270,791
---------------------------------------------------------------------------
                                            46,791,424          48,568,137

Shares
repurchased                                (44,826,111)        (50,341,843)
---------------------------------------------------------------------------
Net increase
(decrease)                                   1,965,313          (1,773,706)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)


The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Joyce E. Dragone
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN056-76277   063     1/02